EXHIBIT 32.1



                Certification of Chief Executive Officer and
                       Chief Financial Officer pursuant to
                    Section 906 of the Sarbanes-Oxley Act of 2002
  regarding Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005
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         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of a British Columbia corporation (the "Company"), does hereby certify that:

         1. The Company's Quarterly Report on Form 10-QSB for the fiscal period ended June 30, 2005, (the Form 10Q-SB) fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. Information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date:    August 16, 2006                  By:/s/ Harmon S. Hardy
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                                          Harmon S. Hardy
                                          President and Principal Officer